Exhibit 99.1

Joint Filer Information

Name and Address of Reporting Person:	Phlcorp Holding LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Jefferies Group, Inc. (JEF)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	November 4, 2011

Designated Filer:	Leucadia National Corporation

Signature:

PHLCORP, INC.

By: /s/ Joseph A. Orlando
  Name: Joseph A. Orlando
  Title: Vice President

Dated:   November 4, 2011

(1)  Reflects 58,006,024 shares of Jefferies Group, Inc. common stock directly owned by BEI Jeffvest, LLC (“Jeffvest”) and indirectly owned by Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp Holding LLC (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  Jeffvest is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.

Joint Filer Information

Name and Address of Reporting Person:	Baldwin Enterprises, Inc.
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Jefferies Group, Inc. (JEF)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	November 4, 2011

Designated Filer:	Leucadia National Corporation

Signature:

BALDWIN ENTERPRISES, INC.

By: /s/ Joseph A. Orlando
  Name: Joseph A. Orlando
  Title: Vice President

Dated:   November 4, 2011

(1)  Reflects 58,006,024 shares of Jefferies Group, Inc. common stock directly owned by BEI Jeffvest, LLC (“Jeffvest”) and indirectly owned by Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp Holding LLC (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  Jeffvest is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.

Joint Filer Information

Name and Address of Reporting Person:	BEI Jeffvest, LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Jefferies Group, Inc.
(JEF)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	November 4, 2011

Designated Filer:	Leucadia National Corporation

Signature:

BEI JEFFVEST, LLC

By: /s/ Joseph A. Orlando
  Name: Joseph A. Orlando
  Title: Vice President

Dated:   November 4, 2011

(1)  Reflects 58,006,024 shares of Jefferies Group, Inc. common stock directly owned by BEI Jeffvest, LLC (“Jeffvest”) and indirectly owned by Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp Holding LLC (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  Jeffvest is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.

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